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                                                                  EXHIBIT 10.194



        ELEVENTH ADDENDUM TO AMENDED REGISTRATION RIGHTS AGREEMENT


      This Eleventh Addendum ("Addendum") to the Amended Registration Rights Agreement dated June 24, 1994, as amended through the date hereof ("Registration Rights Agreement") between Ligand Pharmaceuticals Incorporated (the "Company"), Elan Corporation, plc ("Elan"), and Elan International Services, Ltd. ("EIS") is effective as of November 9, 1998.

                                    RECITALS

      A. The Company has issued 437,768 shares of the Company's Common Stock (the "Shares") and Zero Coupon Convertible Senior Notes due 2008 with an aggregate issue price of $40,000,000, and may in the future issue additional Zero Coupon Convertible Senior Notes due 2008 with up to an aggregate issue price of $70,000,000 (collectively, the "Notes"), to EIS pursuant to Section 1 of that certain Securities Purchase Agreement dated the date hereof among the Company. Elan and EIS (the "Securities Purchase Agreement").

      B. The Company and Elan have entered into that certain Development, License and Supply Agreement dated the date hereof (the "License Agreement") pursuant to which the Company has issued 429,185 shares of Common Stock (the "License Shares"), and may in the future issue additional shares of its Common Stock to Elan in satisfaction of certain royalty payments provided for therein.

      C. This Addendum serves to include the Shares and any shares of the Company's Common Stock issuable upon the conversion of the Notes or pursuant to the terms of the License Agreement within the definition of "Registrable Securities" under the Registration Rights Agreement, to modify Schedule A to the Registration Rights Agreement to include the Shares, and to provide that Schedule A to the Registration Rights Agreement shall be further updated to include any shares issued upon the conversion of the Notes or pursuant to the terms of the License Agreement, all pursuant to Section 2.6(a) of the Registration Rights Agreement.

      NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in the Registration Rights Agreement, the parties agree as follows:

      1. Section 1. 1, paragraph (f) of the Registration Rights Agreement is hereby restated in its entirety as follows:

               "(f) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon exercise of those warrants issued to certain Existing Investors and pursuant to which such Existing Investors were previously granted registration rights by the Company, (ii) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of those certain Unsecured Convertible Promissory Notes issued to American Home Products Corporation pursuant to the Stock and Note Purchase Agreement dated September 2, 1994, (iii) the 35,957 shares of Common Stock issuable or issued upon exercise of the Warrant issued to



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        Genentech, Inc. in connection with the merger of L.G. Acquisition Corp., a wholly-owned subsidiary of the Company, with and into Glycomed Incorporated, which shares are reflected on Schedule A attached to the Fourth Addendum to this Agreement, (iv) the 164,474 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to S.R. One Limited pursuant to a Stock and Note Purchase Agreement dated February 3, 1995 (the "Stock and Note Purchase Agreement"), which shares are reflected on Schedule A attached to the Eighth Addendum to this Agreement, and the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of those certain Unsecured Convertible Promissory Notes dated October 30, 1997 (the "S.R. One Notes") issued pursuant to the Stock and Note Purchase Agreement
        (and upon such conversion of the S.R. One Notes, Schedule A shall be updated to include such shares), (v) the 274,423 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to SmithKline Beecham plc pursuant to a Stock Purchase Agreement dated April 24, 1998 (the "SmithKline Stock Purchase Agreement"), which shares are reflected on Schedule A attached to the Ninth Addendum to this Agreement, and the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of that certain Warrant (the "Warrant") issued pursuant to the SmithKline Stock Purchase Agreement (and upon such conversion of the Warrant, Schedule A shall be updated to include such shares), (vi) the 1,278,970 shares of Common Stock (or that number of shares of such other class of stock into which the Common
        Stock is converted) issued to Elan International Services, Ltd. pursuant to the Stock Purchase Agreement dated September 30, 1998, which shares are reflected on Schedule A attached to the Tenth Addendum to this Agreement, (vii) the 437,768 shares of Common Stock (or that number of shares of such other class of stock into which the Common Stock is converted) issued to Elan International Services, Ltd. pursuant to the Securities Purchase Agreement, dated November 6, 1998 (the "Securities Purchase Agreement") (viii) the shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issuable upon conversion of the Notes issued pursuant to the Securities Purchase Agreement (and upon such conversion of the Notes, Schedule A shall be updated to include such shares), (viii) the 429,185 shares of Common Stock (or the shares of such other class of stock into which the Common Stock is converted) issued to Elan Corporation, plc pursuant to the Development, License and Supply Agreement dated November 9, 1998
        (the "License Agreement"), (ix) the shares of Common Stock that may be issued to Elan Corporation, plc pursuant to the License Agreement (and upon each such issuance, Schedule A shall be updated to include such shares), and (x) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of the shares referenced in (i), (ii),
        (iii), (iv), (v), (vi), (vii), (viii), and (ix) above, excluding in all cases, however, any Registrable Securities



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        sold by a person in a transaction in which rights under this Agreement are not assigned."

        2. Schedule A of the Registration Rights Agreement is hereby restated in its entirety as attached to this Addendum.

        3. This Addendum may be executed in one or more counterparts.

        4. This Addendum shall be binding upon the Company, Elan and EIS and each holder of Registrable Securities and each future holder of Registrable Securities pursuant to Section 2.6(a) of the Registration Rights Agreement.


                [REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]



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      IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first above written.

ELAN INTERNATIONAL SERVICES,           LIGAND PHARMACEUTICALS
LTD.                                   INCORPORATED


By:                                    By: /s/ William L. Respess
   -------------------------------        --------------------------------------

                                              Senior Vice President, General
Title                                  Title: Counsel, Government Affairs
     -----------------------------            ----------------------------------

ELAN CORPORATION, PLC


By:
   -------------------------------

Title:
      ----------------------------


                    [SIGNATURE PAGE TO ELEVENTH ADDENDUM TO
                     AMENDED REGISTRATION RIGHTS AGREEMENT]



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      IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first above written.

ELAN INTERNATIONAL SERVICES,           LIGAND PHARMACEUTICALS
LTD.                                   INCORPORATED


By: /s/ Kevin Insley                   By:
   -------------------------------        --------------------------------------


Title PRESIDENT & CFO                  Title:
     -----------------------------            ----------------------------------

ELAN CORPORATION, PLC


By:
   -------------------------------

Title:
      ----------------------------


                    [SIGNATURE PAGE TO ELEVENTH ADDENDUM TO
                     AMENDED REGISTRATION RIGHTS AGREEMENT]
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      IN WITNESS WHEREOF, the parties have executed this Addendum as of the date first above written.

ELAN INTERNATIONAL SERVICES,           LIGAND PHARMACEUTICALS
LTD.                                   INCORPORATED


By:                                    By:
   -------------------------------        --------------------------------------


Title                                  Title:
     -----------------------------            ----------------------------------

ELAN CORPORATION, PLC


By: /s/ William F. Daniel
   ---------------------------------

Title: GROUP VICE PRESIDENT, FINANCE
      ------------------------------



                    [SIGNATURE PAGE TO ELEVENTH ADDENDUM TO
                     AMENDED REGISTRATION RIGHTS AGREEMENT]